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                                                                   Exhibit 23.9




                        INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Pennsylvania Granite Corporation

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/ Greene and Company, L.L.P.
                                        -------------------------------------
                                        Greene and Company, L.L.P.


Anderson, South Carolina
August 13, 1997